-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         TITLE OF
                                                                                                        DERIVATIVE
                                                                                                      SECURITIES AND
                                                                                                         TITLE AND
                                                                                                        AMOUNTS OF     OWNERSHIP
                                                                      ISSUER NAME,                      SECURITIES       FORM:
                                                                         TICKER        TITLE AND        UNDERLYING    DIRECT (D)
      NAME AND ADDRESS             DESIGNATED        STATEMENT FOR     OR TRADING       AMOUNTS         DERIVATIVE        OR
     OF REPORTING PERSON           REPORTER(1)        MONTH/YEAR         SYMBOL       OF SECURITY(1)    SECURITIES(1)  INDIRECT (I)
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Partners (23A         J.P. Morgan        December 2000      PW Eagle,         N/A          See Table II        I
SBIC Manager), Inc.              Partners (23A                        Inc. ("PWEI")                        above
c/o J.P. Morgan Partners, LLC      SBIC), LLC
1221 Avenue of the Americas,
40th Floor
New York, NY 10020
-----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank          J.P. Morgan        December 2000      PW Eagle,         N/A          See Table II        I
270 Park Avenue, 35th Floor      Partners (23A                        Inc. ("PWEI")                        above
New York, NY  10017                SBIC), LLC
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.           J.P. Morgan        December 2000      PW Eagle,         N/A          See Table II        I
270 Park Avenue, 35th Floor      Partners (23A                        Inc. ("PWEI")                        above
New York, NY  10017                SBIC), LLC
-----------------------------------------------------------------------------------------------------------------------------------
JPMP Master Fund Manager,         J.P. Morgan        December 2000      PW Eagle,         N/A          See Table II        I
L.P.                             Partners (23A                        Inc. ("PWEI")                        above
c/o J.P. Morgan Partners, LLC      SBIC), LLC
1221 Avenue of the Americas
40th Floor
New York, NY 10020
-----------------------------------------------------------------------------------------------------------------------------------
JPMP Capital Corporation          J.P. Morgan        December 2000      PW Eagle,         N/A          See Table II        I
c/o J.P. Morgan Partners, LLC    Partners (23A                        Inc. ("PWEI")                        above
1221 Avenue of the Americas        SBIC), LLC
40th Floor
New York, NY 10020
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------





   NATURE OF
    INDIRECT       DISCLAIMS
   BENEFICIAL      PECUNIARY
   OWNERSHIP(1)     INTEREST
------------------------------
  See Explanatory     No
  Note 2 below




------------------------------
  See Explanatory     No
  Note 3 below

------------------------------
  See Explanatory     No
  Note 4 below

------------------------------
  See Explanatory     No
  Note 5 below




------------------------------
  See Explanatory     No
  Note 6 below



------------------------------

Explanatory Note:

1) The Designated Reporter is executing this report on behalf of all reporting persons, each of whom has authorized it to do so. Each of the reporting persons disclaims beneficial ownership of the securities to the extent it exceeds such person's pecuniary interests therein.

2) The amount shown in Table II represents the beneficial ownership of the Issuer's equity securities by J.P. Morgan Partners (23A SBIC), LLC ("23A SBIC"), a portion of which may be deemed attributable to the reporting person because the reporting person is the managing member of 23A SBIC. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the reporting person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within 23A SBIC.

3) The amount shown in Table II represents the beneficial ownership of the Issuer's equity securities by 23A SBIC, a portion of which may be deemed attributable to the reporting person because it is the sole stockholder of the managing member of 23A SBIC. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the reporting person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within 23A SBIC.

4) The amount shown in Table II represents the beneficial ownership of the Issuer's equity securities by 23A SBIC, a portion of which may be deemed attributable to the reporting person because it is (i) the sole stockholder of The Chase Manhattan Bank, which is the sole stockholder of the Managing Member of 23A SBIC, and (ii) the sole stockholder of JPMP Capital Corporation, the general partner of the non-managing member of 23A SBIC. The actual pro rata portion of such beneficial ownership that may be attributable to the reporting person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within 23A SBIC.

5) The amount shown in Table II represents the beneficial ownership of the Issuer's equity securities by 23A SBIC, a portion of which may be deemed attributable to the reporting person, because it is the non-managing member of 23A SBIC. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the reporting person is not readily determinable because it is subject to several variables, including the rate of return and vesting within 23A SBIC.

6) The amount shown in Table II represents the beneficial ownership of the Issuer's equity securities by 23A SBIC, a portion of which may be deemed attributable to the reporting person, because it is the general partner of JPMP Master Fund Manager, L.P., the non-managing member of 23A SBIC. The actual pro rata portion of such beneficial ownership that may be deemed to be attributable to the reporting person is not readily determinable because it is subject to several variables, including the rate of return and vesting within 23A SBIC.